SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 6, 1997
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
--------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:     (919) 977-4400
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events:
On October 6, 1997, Centura Banks, Inc. ("Centura") announced earnings for the third quarter of 1997. Centura's net income increased to $21.7 million compared to $20 million for the second quarter of 1997. Fully diluted earnings per share increased to $.82 compared to $.76 in the second quarter of 1997. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: October 6, 1997                        By:      /s/Steven Goldstein
                                                      Steven Goldstein
                             Chief Financial Officer

                                  EXHIBIT INDEX
                                                                    Sequential
                                                                          Page
Exhibit                   Description of Exhibit                        Number
--------------------------------------------------------------------------------


99                Press release dated October 6, 1997                       5

For Immediate Release
October 6, 1997
For more information contact:                   Steven Goldstein
                                                Chief Financial Officer
                                                919-977-8356
                                                sgoldstein@centura.com


CENTURA BANKS INC. REPORTS RECORD THIRD QUARTER EARNINGS
         ROCKY MOUNT, N.C. - - Centura Banks Inc. (NYSE:CBC) announced today record net income of $21.7 million for the third quarter of 1997. Third quarter net income was 14.5 percent greater than the third quarter of 1996, adjusted for the one-time Savings Association Insurance Fund (SAIF) assessment in September 1996. (Net income in the third quarter increased 47.5 percent over third quarter 1996 including the effect of the SAIF assessment.) Fully diluted earnings per share increased to $0.82 in the third quarter of 1997 from a SAIF-adjusted $0.73 in the comparable quarter of 1996 ($0.57 including the SAIF assessment).
         For the first nine months of 1997, net income was $59.6 million or 10.6 percent greater than the SAIF-adjusted net income of $53.9 million ($49.6 million after SAIF) during the first nine months of 1996.
         Return on average equity increased 58 basis points from the second quarter of 1997 to 16.6 percent, and return on average assets was 1.28 percent, up 4 basis points from the previous quarter. The efficiency ratio continued to improve, declining 85 basis points from the second quarter of 1997 to 6l.5 percent, and the ratio of net charge-offs to average total loans remained constant at 26 basis points in the second and third quarters.
         "The third quarter results highlight Centura's continuing commitment to improving both the composition and quantity of net income," commented
Cecil W. Sewell, Centura's chairman and chief executive officer. "Our success in the third quarter

CENTURA REPORTS RECORD THIRD QUARTER EARNINGS
PAGE TWO
OCTOBER 6, 1997

of integrating thirteen banking offices from BBT/UCB while controlling operating expenses and increasing non-interest income from a variety of sources is the best indication that we are `on track' in the implementation of our strategy."
         In August Centura finalized its acquisition of thirteen offices from BBT/UCB. Also during the quarter Centura reached agreement to purchase $22 million in deposits held by the First Union banking office in Bakersville and announced plans to merge a local insurance agency, Betts & Company, with Centura Insurance Services Inc.
         With assets of $6.9 billion, Centura provides a complete line of banking, investment, insurance, leasing and trust services to individuals and businesses throughout North Carolina and the Hampton Roads area of Virginia. Services are provided through 188 financial centers, more than 265 ATMs at financial centers, Wal-Mart stores and Sam's stores; the Centura Highway telephone banking center; Centura's Internet site; and through leading online money management software packages. Additional information about Centura is available on its web site at www.centura.com.



FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES
                                                   3 Months         3 Months                  9 Months      9 Months
                                                     Ended            Ended                     Ended         Ended
                                                     Sep 30           Sep 30                    Sep 30        Sep 30
(In thousands, except share and per share data)       1997             1996     Change           1997          1996      Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS
    Interest income                             $    131,844   $     118,995     10.8%    $     377,953   $   346,665      9.0%
    Interest expense                                  64,385          55,201     16.6           181,143       162,665     11.4
    -------------------------------------------------------------------------------------------------------------------------------
    Net interest income                               67,459          63,794      5.7           196,810       184,000      7.0
    Provision for loan losses                          3,486           2,400     45.3             9,569         6,850     39.7
    Noninterest income                                29,923          25,132     19.1            83,104        73,544     13.0
    Noninterest expense                               61,169          63,573     (3.8)          179,197       172,121      4.1
    Income taxes                                      11,027           8,237     33.9            31,594        28,957      9.1
    --------------------------------------------------------------------------------------------------------------------------------
    Net income                                  $     21,700   $      14,716     47.5%    $      59,554   $    49,616     20.0%
    ================================================================================================================================
    Net interest income, taxable equivalent     $     69,585   $      65,191      6.7%    $     202,632   $   188,371      7.6%
    ================================================================================================================================

PER COMMON SHARE
    Net income-primary                          $       0.82            0.57     43.1%    $        2.26          1.91     18.3%
    Net income-fully diluted                            0.82            0.57     43.1              2.26          1.91     18.3
    Cash dividends paid                                 0.27            0.25      8.0              0.79          0.75      5.3
    Book value                                         20.45           18.04     13.4             20.45         18.04     13.4
    Closing market price                               55.0625         38.625    42.6             55.0625       38.625    42.6

FINANCIAL RATIOS
    Return on average assets                            1.28%           0.97%      31 bp           1.23%          1.13%     10 bp
    Return on average shareholders' equity             16.58           12.81      377             15.83          14.81     102
    Equity to assets (average)                          7.70            7.59       11              7.79           7.62      17

AVERAGE BALANCES
    Assets                                      $  6,738,633   $   6,024,327     11.9%    $   6,461,140   $  5,875,243    10.0%
    Earning assets                                 6,177,675       5,544,087     11.4         5,933,940      5,411,660     9.7
    Loans                                          4,372,404       4,097,846      6.7         4,223,754      3,958,127     6.7
    Investment securities                          1,771,094       1,407,955     25.8         1,679,043      1,417,816    18.4
    Noninterest-bearing deposits                     741,991         664,435     11.7           695,119        632,851     9.8
    Core deposits                                  4,582,679       4,215,381      8.7         4,420,253      4,012,274    10.2
    Total deposits                                 4,967,064       4,592,544      8.2         4,784,461      4,432,367     7.9
    Interest-bearing liabilities                   5,391,079       4,813,779     12.0         5,178,989      4,705,975    10.1
    Shareholders' equity                             519,175         457,072     13.6           503,049        447,455    12.4

PERIOD END BALANCES
    Assets                                      $  6,891,281   $   6,231,443     10.6%    $   6,891,281   $  6,231,443    10.6%
    Earning assets                                 6,227,309       5,708,257      9.1         6,227,309      5,708,257     9.1
    Loans                                          4,511,074       4,206,297      7.2         4,511,074      4,206,297     7.2
    Investment securities                          1,693,347       1,478,440     14.5         1,693,347      1,478,440    14.5
    Noninterest-bearing deposits                     824,703         711,082     16.0           824,703        711,082    16.0
    Core deposits                                  4,798,695       4,363,770     10.0         4,798,695      4,363,770    10.0
    Total deposits                                 5,209,836       4,728,323     10.2         5,209,836      4,728,323    10.2
    Shareholders' equity                             529,464         468,383     13.0           529,464        468,383    13.0


---------------------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.


OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES
                                                    3 Months      3 Months                 9 Months      9 Months
                                                      Ended         Ended                    Ended         Ended
                                                      Sep 30        Sep 30                   Sep 30        Sep 30
(In thousands, except share data)                      1997          1996        Change       1997          1996        Change
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
      Average primary                                26,456,093    26,145,688     1.2%      26,346,768    26,054,116      1.1%
      Average fully diluted                          26,461,609    26,145,688     1.2       26,393,774    26,056,433      1.3
      Outstanding                                    25,893,357    25,965,353    (0.3)      25,893,357    25,965,353     (0.3)

COMPOSITION RATIOS*
      Earning assets to assets                            91.68%        92.03%    (35)bp         91.84%        92.11%     (27)bp
      Loans to earning assets                             70.78         73.91    (313)           71.18         73.14     (196)
      Interest-bearing liabilities to earning assets      87.27         86.83      44            87.28         86.96       32
      Loans to total deposits                             88.03         89.23    (120)           88.28         89.30     (102)
      Noninterest-bearing deposits to total deposits      14.94         14.47      47            14.53         14.28       25


ALLOWANCE FOR LOAN LOSSES
      Beginning balance                             $    59,206   $    58,011     2.1%    $     58,715  $     55,070      6.6%
      Provision for loan losses                           3,486         2,400    45.3            9,569         6,850     39.7
      Allowance of acquired financial institutions        2,410         1,240    94.4            2,410         1,240     94.4
      Charge-offs                                        (3,271)       (1,953)   67.5          (10,527)       (5,413)    94.5
      Recoveries                                            451           631   (28.5)           2,115         2,582    (18.1)
      ---------------------------------------------------------------------------------------------------------------------------
         Net charge-offs                                 (2,820)       (1,322)  113.3           (8,412)       (2,831)   197.1
      ---------------------------------------------------------------------------------------------------------------------------
      Ending balance                                $    62,282   $    60,329     3.2%    $     62,282  $     60,329      3.2%
      ===========================================================================================================================

      Net charge-offs to average loans                     0.26%         0.13%     13 bp          0.27%         0.10%      17 bp
      ===========================================================================================================================


COMPOSITION OF RISK ASSETS
      Nonaccrual loans                                                                    $     23,390  $     16,489     41.9%
      Restructured loans                                                                             0           609   (100.0)
      ---------------------------------------------------------------------------------------------------------------------------
         Nonperforming loans                                                                    23,390        17,098     36.8
      ---------------------------------------------------------------------------------------------------------------------------
      Foreclosed property                                                                        5,243         3,300     58.9
      ---------------------------------------------------------------------------------------------------------------------------
      Nonperforming assets                                                                $     28,633  $     20,398     40.4%
      ===========================================================================================================================


ASSET QUALITY RATIOS**
      Nonperforming assets to:
         Loans and foreclosed property                                                            0.36%         0.48%      15 bp
         Total assets                                                                             0.42          0.33        9
      Nonperforming loans to total loans                                                          0.52          0.41       11
      Allowance for loan losses to total loans                                                    1.38          1.43       (5)
      Allowance for loan losses to nonperforming loans                                            2.66x         3.53x     (87)


---------------------------------------------------------------------------------------------------------------------------------
   bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.



OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARIES


                                         3 Months  3 Months          As a Percent of  9 Months  9 Months          As a Percent of
                                           Ended     Ended           Average Assets#   Ended     Ended             Average Assets
                                           Sep 30    Sep 30           ------------     Sep 30    Sep 30            --------------
(Dollars in thousands)                       1997     1996    Change   1997   1996      1997      1996    Change     1997    1996
-----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts         $10,744  $ 8,618    24.7%   0.63%  0.57%  $ 29,588  $ 25,357    16.7%     0.61%   0.58%
Credit card and related fees                  1,951    1,479    31.9    0.11   0.10      4,721     3,588    31.6      0.10    0.08
Insurance & brokerage commissions             3,305    2,702    22.3    0.19   0.18     10,086     8,149    23.8      0.21    0.19
Other service charges, commissions and fees   2,119    1,610    31.6    0.12   0.11      5,680     3,979    42.8      0.12    0.09
Fees for trust services                       1,830    1,650    10.9    0.11   0.11      5,730     4,941    16.0      0.12    0.11
Mortgage income                               2,801    2,708     3.4    0.16   0.18      8,268     8,895    (7.1)     0.17    0.20
Negative goodwill amortization                  334      334     0.0    0.02   0.02      1,003     1,003     0.0      0.02    0.02
Operating lease fees                          2,806    3,019    (7.1)   0.17   0.20      8,579     9,519    (9.9)     0.18    0.22
Other noninterest income                      3,872    2,609    48.4    0.24   0.16      9,414     6,431    46.4      0.19    0.14
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
    transactions                             29,762   24,729    20.4    1.75   1.63     83,069    71,862    15.6      1.72    1.63
Securities gains (losses), net                  161      403   (60.1)   0.01   0.03         35     1,682   (97.9)     0.00    0.04
-----------------------------------------------------------------------------------------------------------------------------------
Total noninterest income                    $29,923  $25,132    19.1%   1.76%  1.66%  $ 83,104  $ 73,544    13.0%     1.72%   1.67%
===================================================================================================================================


NONINTEREST EXPENSE
Salaries and overtime                       $23,392  $21,771     7.5%   1.38%  1.44%  $ 66,985  $ 64,296     4.2%     1.39%   1.46%
Fringe benefits and other personnel           5,216    5,661    (7.9)   0.31   0.37     16,536    16,364     1.1      0.34    0.37
Occupancy                                     3,618    3,260    11.0    0.21   0.22     10,399     9,448    10.1      0.22    0.21
Equipment                                     5,455    4,831    12.9    0.32   0.32     15,920    14,119    12.8      0.33    0.32
Foreclosed real estate losses and related
    operating expense                           265      148    79.1    0.02   0.01        987       457   116.0      0.02    0.01
Marketing                                     2,053    1,693    21.3    0.12   0.11      6,199     4,819    28.6      0.13    0.11
Professional fees                             6,892    3,327   107.2    0.41   0.22     17,118     9,136    87.4      0.35    0.21
Other administrative                          2,132    2,724   (21.7)   0.13   0.18      6,149     6,731    (8.7)     0.13    0.15
FDIC insurance                                  321    8,398   (96.2)   0.02   0.55        960    10,201   (90.6)     0.02    0.23
Deposit intangible and goodwill amortization  1,611    1,281    25.8    0.09   0.08      4,447     3,691    20.5      0.09    0.08
Office supplies, postage and telephone        3,946    4,037    (2.3)   0.23   0.27     12,517    11,945     4.8      0.26    0.27
Depreciation on leased equipment              1,538    2,202   (30.2)   0.09   0.15      5,345     6,587   (18.9)     0.11    0.15
Other operating                               4,730    4,240    11.6    0.27   0.28     15,635    14,327     9.1      0.32    0.34
-----------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                   $61,169  $63,573    (3.8)%  3.60%  4.20%  $179,197  $172,121     4.1%     3.71%   3.91%
===================================================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +              35.03%   26.96%   807 bp                   33.94%    31.67%    227 bp
Efficiency ratio***                           61.47%   70.38%  (891)bp                   62.71%    65.72%   (301)bp
Net interest income analysis-taxable equivalent:
    Selected average yields/rates:
        Loans                                  9.38%    9.30%     8 bp                    9.37%     9.35%      2 bp
        Taxable securities                     6.63     6.43     20                       6.63      6.42      21
        Tax-exempt securities                  8.94     8.89      5                       8.89      8.84       5
        Short-term investments                 5.23     5.74    (51)                      5.38      5.03      35
-------------------------------------------------------------------------------------------------------------------
        Interest-earning assets                8.59     8.56      3                       8.59      8.58       1
-------------------------------------------------------------------------------------------------------------------
        Total interest-bearing deposits        4.40     4.37      3                       4.40      4.39       1
        Borrowed funds                         5.39     5.02     37                       5.20      5.15       5
        Long-term debt                         6.95     6.12     83                       6.57      6.27      30
-------------------------------------------------------------------------------------------------------------------
        Total interest-bearing liabilities     4.72     4.56     16                       4.66      4.62       4
-------------------------------------------------------------------------------------------------------------------
        Interest rate spread                   3.87     4.00    (13)                      3.93      3.96      (3)
        Net interest margin                    4.46     4.61    (15)                      4.52      4.57      (5)


================================================================================================================================
 bp Change is measured as difference in basis points.
*** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
  + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
  # Data presented is annualized.


QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                                1997                               1996               3rd Qtr 97
                                              ----------------------------------------   -------------------------   --------------
                                                Third         Second         First         Fourth        Third            vs.
(Dollars in thousands)                         Quarter        Quarter       Quarter       Quarter       Quarter       2nd Qtr 97
--------------------------------------------------------------------------------------   -------------------------   --------------
FINANCIAL SUMMARY *
     Assets                                  $ 6,738,633   $ 6,453,981   $  6,184,718  $  6,197,670  $  6,024,327        4.4%
     Earning assets                            6,177,675     5,926,035      5,692,783     5,703,321     5,544,087        4.2
     Loans                                     4,372,404     4,188,811      4,107,133     4,181,963     4,097,846        4.4
     Investment securities                     1,771,094     1,710,960      1,552,675     1,491,008     1,407,955        3.5
     Total deposits                            4,967,064     4,725,511      4,657,405     4,723,099     4,592,544        5.1
     Interest-bearing liabilities              5,391,079     5,185,562      4,955,541     4,944,155     4,813,779        4.0
     Stockholders' equity                        519,175       501,027        488,609       472,484       457,072        3.6
     Total market capitalization (period end)  1,425,753     1,183,788      1,004,335     1,145,458     1,002,912       20.4
     Net income                                   21,700        19,980         17,874        18,535        14,716        8.6


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin +              35.03%        34.31%         32.37%        32.02%        26.96%        72 bp
     Efficiency ratio ***                          61.47         62.32          64.47         65.09         70.38        (85)
     Net interest margin #                          4.46          4.52           4.58          4.66          4.61         (6)
     Return on average assets #                     1.28          1.24           1.17          1.19          0.97          4
     Return on average equity #                    16.58         16.00          14.84         15.61         12.81         58
     Equity to assets (average)                     7.70          7.76           7.90          7.62          7.59         (6)


PER SHARE SUMMARY
     Earnings per share - primary            $      0.82   $      0.76   $       0.68  $       0.70  $       0.57        7.9%
     Earnings per share - fully diluted             0.82          0.76           0.68          0.70          0.57        7.9
     Cash dividends paid                            0.27          0.27           0.25          0.25          0.25        0.0
     Book value per share                          20.45         19.46          19.08         18.51         18.04        5.1
     Closing market price                          55.0625       45.875         39.000        44.625        38.625      20.0


KEY INTANGIBLE ASSETS **
     Goodwill                                $    95,012   $    61,833   $     63,122  $     64,411  $     66,348       53.7%
     Deposit base premium                          2,015         2,143          2,272         2,401         2,742       (6.0)
     Mortgage servicing rights                    28,275        23,028         21,481        21,046        19,712       22.8


ASSET QUALITY SUMMARY **
     Nonperforming assets                    $    28,633   $    27,740   $     26,768  $     22,873  $     20,398        3.2%
     Allowance for loan losses                    62,282        59,206         58,762        58,715        60,329        5.2
     Nonperforming assets to total assets           0.42%         0.42%          0.42%         0.36%         0.33%         0 bp
     Allowance for loan losses to loans             1.38          1.40           1.42          1.43          1.43         (2)
     Net charge-offs to average loans #             0.26          0.26           0.28          0.41          0.13          0


===============================================================================================================================
  bp Change is measured as difference in basis points.
    * Balance  sheet  amounts  are based on average  balances  unless  otherwise noted.  **  Balance  sheet  amounts  are based on period end  balances  unless otherwise noted.
***Noninterest  expense  divided by sum of noninterest  income plus net interest income,  taxable  equivalent  basis.  + Sum of income  before  taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
   # Data presented is annualized.

